UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                              FORM 8-K

                           CURRENT REPORT
                   Pursuant to Section 13 OR 15(d)
               of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) May 6, 2009
                                               ----------------
                             SJW Corp.
---------------------------------------------------------------
(Exact name of registrant as specified in its charter)

    California                    1-8966          77-0066628
--------------------------------------------------------------
(State or other jurisdiction   (Commission      (IRS Employer
     of incorporation)         File Number) Identification No.)

    110 W. Taylor Street, San Jose, California     95110
--------------------------------------------------------------
(Address of principal executive offices)            (Zip Code)

                             (408) 279-7800
--------------------------------------------------------------
         Registrant's telephone number, including area code

                             Not Applicable
--------------------------------------------------------------
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule
14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule
13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 2.02   Results of Operations and Financial Condition.

On May 6, 2009, SJW Corp. (the "Company") announced its financial results for the quarter ended March 31, 2009. A copy of the press release announcing these financial results is attached hereto as Exhibit 99.1 and incorporated into this Form 8-K by reference.


Item 5.03   Amendments to Articles of Incorporation or Bylaws;
Change in Fiscal Year.

On May 6, 2009, the board of directors (the "Board") of the Company adopted and approved, effective immediately, amendments to the By-Laws of the Company (as amended, the "Amended By-Laws"). The amendments added to the existing By-Laws, among other things, procedures to propose business or nominations for election of directors to be considered at annual or special meetings, which are referred to as "advance notice provisions." The advanced notice provisions of the Amended By-Laws, among other things:

- require shareholders to provide advance notice of shareholder proposals or nominations of directors at an annual meeting, and such advance notice must be delivered to the principal executive office of the Company not later than 90 days nor earlier than 120 days prior to the first anniversary of the preceding year's annual meeting, subject to certain conditions;

- require shareholders to provide advance notice of nominations of directors at a special meeting at which directors are to be elected, and such advance notice must be delivered to the principal executive office of the Company not later than 90 days nor earlier than 120 days prior to the special meeting or within 10 days following the public announcement of the special meeting and the nominees proposed by the Board to be elected at the special meeting;

- provide that the procedures and requirement set forth in the advance notice provisions are the only means for business to come before a shareholder meeting, other than matters properly brought under Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); and

- provide that persons are not eligible to serve as directors if not nominated in accordance with the advance notice provisions or appointed by the Board to fill a vacancy.

In addition to adding the advance notice provisions, the Amended By-Laws also amends the Company's existing By-Laws to, among other things:

- revise the requirements for calling a special meeting of shareholders;

- revise the circumstances under which a shareholder meeting may be adjourned;

- provide rules regarding the conduct of shareholder meetings; and

-  make other technical amendments.

A copy of the Amended By-Laws is attached hereto as Exhibit
3.1 and incorporated herein by reference. The foregoing description of the Amended By-Laws is qualified in its entirety by reference to the full text of the Amended By-Laws.


Item 9.01   Financial Statements and Exhibits.

(d)  Exhibits

Exhibit
Number      Description of Document
--------    ------------------------

3.1         By-Laws of SJW Corp., as amended on May 6, 2009.

99.1        Press Release issued by SJW Corp., dated May 6,
            2009, announcing First Quarter Financial Results.







SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            SJW Corp.
                            -----------------------------

May 6, 2009                 /s/ David A. Green
---------------------       -----------------------------
                            David A. Green, Chief Financial
                            Officer and Treasurer

Exhibit
Number      Description of Document
--------    ------------------------

3.1         By-Laws of SJW Corp., as amended on May 6, 2009.

99.1        Press Release issued by SJW Corp., dated May 6,
            2009, announcing First Quarter Financial Results.